SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C. 20549


                            FORM 8-K

                         CURRENT REPORT


                PURSUANT TO SECTION 13 OR 15 (d)
             OF THE SECURITIES EXCHANGE ACT OF 1934

Date  of  Report (Date of Earliest event reported)  May  22,
1998



CAMELOT CORPORATION
   (Exact Name of Registrant as Specified in its Charter)




   Colorado            0-8299             84-0681531
(State   of         (Commission        (IRS Employer
Incorporation)      File Number)        Identification No.)


   2415 Midway Suite 115, Carrollton, Texas  75006
         (Address of Principal Executive Offices)


  CAMELOT PLACE 17770 Preston Road, Dallas, Texas   75252
       (Former address of Principal Executive Offices)

Registrant's telephone number, including area code:(972)733-3005

ITEM 4. CHANGE IN ACCOUNTANTS


Lane Gorman Trubitt, L.L.P. has been dismissed as the Company's independent auditors effective May 22, 1998. During the past three years the accountant's report on the financial statements of the Registrant did not contain an adverse opinion or a disclaimer of opinion nor was it qualified or modified to uncertainty, audit scope or accounting principles.

During the past three years, and the interim period ending May 22, 1998, there were no disagreements between the Company and the auditors regarding any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure. The Registrant has been informed there is a letter being sent to the Registrant from Lane Gorman Trubitt, L.L.P. addressed to the Securities and Exchange Commission stating that they agree with the above statements.

Larry  O'Donnell, CPA has been appointed effective  May  22,
1998 to act as the auditor for the Registrant.


ITEM 7. EXHIBITS

Exhibit
16. Letter regarding change in accountants.



                           SIGNATURES


Pursuant  to the requirements of the Securities and Exchange
Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                         CAMELOT CORPORATION


                         By:  /s/ Daniel Wettreich
                              Daniel Wettreich
                              CEO
Dated: 5/27/98